	FOXBY CORP.
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2022
	(Unaudited)

Shares		Value
	Common Stocks (119.31%)
	Automotive Dealers and Gasoline Service Stations (16.39%)
1,360	Asbury Automotive Group, Inc. (a)	$ 205,496
335	AutoZone, Inc. (a)	717,546
1,100	Lithia Motors, Inc.	236,005
9,700	MarineMax, Inc. (a)	288,963
		1,448,010

	Automotive Repair, Services, and Parking (3.63%)
630	AMERCO	320,809

	Building Materials, Hardware, Garden Supply (6.45%)
850	The Home Depot, Inc.	234,549
1,800	Tractor Supply Company	334,584
		569,133

	Chemical and Allied Products (2.47%)
1,500	Celanese Corporation	135,510
1,930	Olin Corporation	82,758
		218,268

	Communications (1.13%)
600	Nexstar Media Group, Inc. (a)	100,110

	Depository Institutions (3.04%)
29,000	Barclays PLC	185,600
2,000	Citigroup Inc.	83,340
		268,940

	Educational Services (3.73%)
4,000	Grand Canyon Education, Inc. (a)	329,000

	Food and Kindred Products (1.84%)
1,500	Medifast, Inc.	162,540

	Home Furniture, Furnishings, and Equipment Stores (8.17%)
2,300	Best Buy Co., Inc	145,682
11,300	Haverty Furniture Companies, Inc.	281,370
2,500	Williams-Sonoma, Inc.	294,625
		721,677

	Insurance Carriers (17.27%)
440	Elevance Health, Inc.	199,866
14,500	Essent Group Ltd.	505,615
1,625	UnitedHealth Group Incorporated	820,690
		1,526,171

	Metal Mining (2.97%)
3,400	BHP Group Limited (a)	170,136
2,200	Newmont Corporation	92,466
		262,602

	Non-Depository Credit Institutions (8.85%)
1,000	Credit Acceptance Corporation (a)	438,000
2,300	Discover Financial Services	209,116
4,600	Enova International, Inc. (a)	134,642
		781,758

	Oil & Gas Extraction (0.28%)
1,228	Woodside Energy Group Ltd.	24,756

	Petroleum Refining and Related Industries (2.29%)
8,000	Valvoline Inc.	202,720

	Primary Metal (6.34%)
7,900	Steel Dynamics, Inc.	560,505

	Retail Consulting and Investment (0.00%)
72,728	Amerivon Holdings LLC (a) (b)	0

	Security and Commodity Brokers, Dealers, Exchanges, and Services (5.53%)
400	BlackRock, Inc.	220,112
2,560	T. Rowe Price Group, Inc.	268,826
		488,938

	Services-Computer Programming, Data Processing (12.59%)
10,000	Alphabet Inc. Class A (a)	956,500
1,150	Meta Platforms, Inc. (a)	156,032
		1,112,532

	Services-Help Supply Services (7.94%)
970	AMN Healthcare Services, Inc. (a)	102,781
4,600	Kforce Inc.	269,790
4,300	Robert Half International Inc.	328,950
		701,521

	Services Allied with the Exchange of Securities or Commodities (4.36%)
7,000	OTC Markets Group Inc.	385,350

	Tobacco Products (2.47%)
10,500	Imperial Brands plc	218,610

	Transportation Equipment (0.94%)
821	LCI Industries	83,299

	Wholesale Trade - Nondurable Goods (0.63%)
22,925	Educational Development Corporation	55,249

	Total common stocks (Cost $9,084,488)	10,542,498

	Preferred Stocks (0.00%)
	Retail Consulting and Investment (0.00%)
259,299	Amerivon Holdings LLC (Cost $497,531) (b)	0

	Total investments (Cost $9,582,019) (119.31%) (c)	10,542,498
	Liabilities in excess of cash and other assets (-19.31%)	(1,706,199)

	Net assets (100.00%)	$ 8,836,299

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) The Fund's total investment portfolio value of $10,542,498 has been pledged as collateral for borrowings under the Fund's credit agreement. The outstanding loan balance under the credit agreement was $1,765,600 as of September 30, 2022.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Foxby Corp. (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation (the “Investment Manager”) under the direction of or pursuant to procedures approved by the Fund’s Board of Directors, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 10,542,498	$ -	$ 0	$ 10,542,498
Preferred stocks	-	-	0	0
Total investments, at value	$ 10,542,498	$ -	$ 0	$ 10,542,498

The following is a reconciliation of level 3 assets:
Preferred Stocks
Balance of level 3 assets at December 31, 2021	$ 57,487
Transfer out of level 3	-
Change in unrealized depreciation	(57,487)
Balance at September 30, 2022	$ 0
Net change in unrealized depreciation attributable to assets still held as level 3 at September 30, 2022	$ 57,487

The Investment Manager, as the valuation designee subject to the Board’s oversight, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Board.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of September 30, 2022:

	Fair Value	Valuation Technique	Unobservable Input	Range
Common stocks
Retail Consulting and Investment	$ 0	Value of liquidation preference per share	Discount rate due to lack of marketability	100%
Preferred stocks
Retail Consulting and Investment	$ 0	Value of liquidation preference per share	Discount rate due to lack of marketability	100%

Cost for Federal Income Tax Purposes
As of September 30, 2022, for federal income tax purposes, subject to change, the aggregate cost of securities was $9,582,019 and net unrealized appreciation was $960,479, comprised of gross unrealized appreciation of $2,662,552 and gross unrealized depreciation of $1,702,073. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of September 30, 2022 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$ 497,531	$ 0
Amerivon Holdings LLC common equity units	9/20/07	0	0
Total		$ 497,531	$ 0
Percent of net assets		5.6%	0.0%

Portfolio Concentration
The Fund operates as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “Company Act”), which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by the Fund are not limited by the Company Act. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of a Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

Risks and Uncertainties

Market Risks - An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk - The Fund from time to time may borrow under its credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of net asset value (“NAV”) and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk - Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

For example, the UK formally exited from the EU on January 31, 2020 (known as “Brexit”). Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund's investments were diversified across different sectors.

Cybersecurity Risk - With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events - Russia’s invasion of Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the conflict, including the impact of sanctions on Russia and the possibility for escalation of military action, may have a significant negative impact on the global economy and asset prices.

Measures of inflation have increased to levels not experienced in forty years. As a result, the Federal Reserve discontinued the characterization of the higher inflation readings as transitory and has taken steps intended to reduce inflation, including raising interest rates. Uncertainty regarding the speed and magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation without causing a recession may negatively impact asset prices and increase market volatility.

The ongoing coronavirus (COVID-19) pandemic presents global health concerns and a continued risk to the global economy. Efforts to limit the spread of the coronavirus (COVID-19) in recent years have included travel restrictions and business shutdowns. U.S. and international markets have experienced periods of significant volatility because of the pandemic. Coronavirus (COVID-19) and related public health issues, and the measures taken to limit the spread of the coronavirus (COVID-19), may continue to negatively impact global economic growth and asset prices.

It is possible that these or other geopolitical events could have an adverse effect on the Fund’s performance.